UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway East
Suite 1200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Ultra Petroleum Corp. (the “Company”) issued a news release today, attached as Exhibit 99.1, announcing the Company’s production and earnings for the third quarter 2008. The news release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the news release.

The information presented in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act or 1933, as amended, except as expressly set forth in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 31, 2008, the Audit Committee of the Board of Directors of Ultra Petroleum Corp. (“the “Company”) determined that the interim financial statements included in the Company’s Form 10-Q for the quarters ending March 31, 2008 and June 30, 2008 should no longer be relied upon because of an error in these financial statements. In connection with preparing its quarterly report for third quarter 2008, management of Ultra Petroleum Corp. and the Audit Committee of the Board of Directors determined that the contemporaneous formal documentation we had prepared in the first quarter of 2008 to support our initial natural gas hedge designations for production sold on the Rockies Express Pipeline (“REX”) did not meet the technical requirements to qualify for hedge accounting treatment in accordance with Statement of Financial Accounting Standard No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”). In order to cause the hedge contracts to qualify for hedge accounting treatment under SFAS No. 133, the Company was required to predict and document the future relationship between prices at REX sales points and the sales prices at the Northwest Pipeline Rockies (the basis of the derivative contract) at the time the derivative contracts were entered into. The actual relationship between the sales prices at the two locations was different than that predicted by the Company, which affected our ability to effectively demonstrate ongoing effectiveness between the derivative instrument and the forecasted transaction as outlined in our contemporaneous documentation as set forth under the requirements of SFAS No. 133.

The matters disclosed in this Form 8-K have been discussed by the company’s chief financial officer and the chairman of its audit committee with representatives of Ernst & Young LLP, the registered independent accounting firm that reviewed the financial statements to be restated.  The Company has filed the required amended Form 10-Q’s for the first and second quarters of 2008.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	News Release dated November 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

November 4, 2008	By:	/s/Michael D. Watford
	Name:	Michael D. Watford
	Title:	Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated November 4, 2008